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                                                                   EXHIBIT 10.1

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                            MEGO MORTGAGE CORPORATION
                             1996 STOCK OPTION PLAN
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         1. Purpose. The purpose of this Plan is to advance the interests of
Mego Mortgage Corporation, a Delaware corporation (the "Company"), by providing an additional incentive to attract, retain and motivate qualified and competent persons who are key to the Company and its Subsidiaries, including employees, officers and directors, and upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons.

         2. Definitions. As used herein, the following terms shall have the meaning indicated:

                  (a) "Affiliate" shall mean any corporation other than the Company that is a member of an affiliated group of corporations, as defined in
Section 1504 (determined without regard to Section 1504(b)) of the Code, of which the Company is a member.

                  (b) "Board" shall mean the Board of Directors of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" shall mean the committee appointed to administer the Plan with respect to Covered Employees pursuant to Section 14(b) hereof.

                  (e) "Common Stock" shall mean the Company's Common Stock, par value $0.01 per share.

                  (f) "Company" shall refer to Mego Mortgage Corporation, a Delaware corporation.

                  (g) "Covered Employee" shall mean any individual who, on the last day of the taxable year of the Company, is (i) the Chief Executive Officer of the Company or is acting in such capacity (the "CEO") and (ii) among the four highest compensated officers (other than the CEO) of the Company. The determination of whether an individual is the CEO or among the four highest compensated officers shall be determined pursuant to Section 162(m) of the Code and the regulations promulgated thereunder.

                  (h) "Director" shall mean a member of the Board or of the Board of Directors of any Subsidiary.



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                  (i) "Effective Date" shall mean the commencement date of the
Company's initial public offering of Common Stock as contemplated by the Company's Registration Statement on Form S-1 (Registration No. 333-12443) initially filed with the Securities and Exchange Commission on September 20, 1996.

                  (j) "Eighty Percent Control" shall refer to control of the Company within the meaning of Section 368(c) of the Code, that is ownership of at least 80% of the total combined voting power of all classes of stock entitled to vote for directors of the Company and at least 80% of the total number of shares of each other class of stock of the Company, all as defined in Section 368(c) of the Code.

                  (k) "Eighty Percent Holder" shall refer to Mego Financial.

                  (l) "Eighty Percent Period" shall refer to that period during which the Eighty Percent Holder has Eighty Percent Control.

                  (m) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (n) "Fair Market Value" of a Share on any date of reference shall be the "Closing Price" (as defined below) of the Common Stock on the business day immediately preceding such date or on such date, unless the Board shall determine otherwise in a fair and uniform manner. For the purpose of determining Fair Market Value, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System ("Nasdaq"), or any similar system of automated dissemination of quotations of securities prices in common use, the last reported sale price of Common Stock for such day on such system, or (iii) if neither clause (i) or (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for Common Stock on at least five of the ten preceding days. If neither (i), (ii), or (iii) above is applicable, then Fair Market Value shall be determined in good faith by the Board in a fair and uniform manner.

                  (o) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

                  (p) "Mego Financial" shall refer to Mego Financial Corp., a New York corporation and majority stockholder of the Company.


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                  (q) "Non-Employee Director" shall refer to a Director who is not an employee of the Company or any Affiliate.

                  (r) "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

                  (s) "Option" (when capitalized) shall mean any option granted under this Plan.

                  (t) "Optionee" shall mean a person to whom a stock option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

                  (u) "Outside Director" shall mean a member of the Board who
(i) is not a current employee of the Company or any Affiliate, (ii) is not a former employee of the Company or any Affiliate who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or any Affiliate; (iv) does not receive Remuneration either directly or indirectly, in any capacity other than as a director; and (v) satisfies any other conditions that shall from time to time be required to qualify as an "outside director" under Section 162(m) of the Code and the regulations thereunder and as a "Non-Employee Director" under Rule 16b-3 promulgated under the Exchange Act. For this purpose, "Remuneration" shall have the meaning afforded that term pursuant to Treasury Regulations issued under Section 162(m) of the Code, and shall exclude any de minimis remuneration excluded under those Treasury Regulations.

                  (v) "Plan" shall mean this 1996 Stock Option Plan for the Company.

                  (w) "Restricted Option" shall mean an Option the exercisability of which is restricted pursuant to Section 9 hereof.

                  (x) "SAR" shall mean a stock appreciation right granted in tandem with a Restricted Option pursuant to Section 9 hereof.

                  (y) "Share(s)" shall mean a share or shares of the Common
Stock.

                  (z) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         3. Shares and Options. The Board may grant to Optionees from time to time, Options to purchase an aggregate of up to 925,000 Shares from authorized and unissued Shares. If any Option granted under the Plan shall terminate, expire, or be canceled or surrendered as to any Shares, new Options may thereafter be granted covering such Shares. An Option granted

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hereunder shall be either an Incentive Stock Option or a Non-Qualified Stock
Option as determined by the Board at the time of the grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Qualified Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan.

         4. Dollar Limitation. Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all plans of the Company and any Subsidiary), exceeds $100,000.

         5. Conditions for Grant of Options.

                  (a) Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Board, provided such terms are not inconsistent with this Plan or any applicable law. Optionees shall be those persons selected by the Board who are employees and/or Directors of the Company or any Subsidiary.

                  (b) In granting Options, the Board shall take into consideration the contribution the person has made to the success of the Company or its Subsidiaries and such other factors as the Board shall determine. The Board shall also have the authority to consult with and receive recommendations from officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Board may, from time to time in granting Options, prescribe such other terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) prescribing the date or dates on which the Option becomes exercisable, (ii) providing that the Option rights accrue or become exercisable in installments over a period of years, upon termination of the Eighty Percent Period with the consent of the Eighty Percent Holder, and/or upon the attainment of stated goals, or (iii) relating an Option to the continued employment of the Optionee for a specified period of time, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein.

                  (c) The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither the Plan nor any Option granted under the Plan shall confer upon any person any right to employment or continuance of employment by the Company or its Subsidiaries.

                  (d) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, the aggregate number of Options granted to any one Optionee may not exceed 35% of the total number of options that may be granted under the Plan.

                  (e) Notwithstanding any other provision of this Plan, and in addition to any other requirements of this Plan, Options may not be granted to a Covered Employee unless the

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grant of such Option is authorized by, and all of the terms of such Options are determined by, a Committee that is appointed in accordance with Section 14 of this Plan and all of whose members are Outside Directors.

                  (f) Incentive Stock Options may not be granted to any person who is not an employee of the Company or of its parent or subsidiary, as those terms are defined in Section 424 of the Code, at the date of grant.

         6. Option Price. The option price per Share of any Option shall be any price determined by the Board, but shall not be less than the par value per Share; provided, however, that in no event shall the option price per Share of any Incentive Stock Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted.

         7. Exercise of Options. An Option shall be deemed exercised when (i) the Company or the Board has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, and (iii) arrangements that are satisfactory to the Board in its sole discretion have been made for the Optionee's payment to the Company of the amount that is necessary for the Company or Subsidiary employing the Optionee to withhold in accordance with applicable Federal or state tax withholding requirements. Unless further limited by the Board in any Option, the option price of any Shares purchased shall be paid in cash, by certified or official bank check, by money order, with Shares owned by the Optionee (including the withholding of Shares issuable upon exercise of the Option so long as such transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act) or by a combination of the above; provided further, however, that the Board in its sole discretion may accept a personal check in full or partial payment of any Shares. If the exercise price is paid in whole or in part with Shares, the value of the Shares surrendered shall be their Fair Market Value on the date the Option is exercised. The Company in its sole discretion may, on an individual basis or pursuant to a general program established in connection with this Plan, and subject to applicable law, lend money to an Optionee, guarantee a loan to an Optionee, or otherwise assist an Optionee to obtain the cash necessary to exercise all or a portion of an Option granted hereunder or to pay any tax liability of the Optionee attributable to such exercise. If the exercise price is paid in whole or part with Optionee's promissory note, such note shall (i) provide for full recourse to the maker, (ii) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of such Option, (iii) bear interest at a rate no less than the prime rate of the Company's principal lender, and (iv) contain such other terms as the Board in its sole discretion shall reasonably require. No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 11 hereof.

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         8. Exercisability of Options. Except as provided in Section 9 hereof or otherwise provided in this Section 8, any Option shall become exercisable in such amounts, at such intervals and upon such terms as the Board shall provide in such Option; provided, however, no Option or portion thereof shall be exercisable until six months from the date of grant.

                  (a) The expiration date of an Option shall be determined by the Board at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

                  (b) Unless otherwise provided in any Option, each outstanding Option shall become immediately fully exercisable:

                           (i) if there occurs any transaction (which shall include a series of transactions occurring within 60 days or occurring pursuant to a plan), that has the result that stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company or of any entity that results from the participation of the Company in a reorganization, consolidation, merger, liquidation or any other form of corporate transaction;

                           (ii) if the stockholders of the Company shall approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive (unless the approved merger, consolidation, reorganization, liquidation or dissolution is subsequently abandoned); or

                           (iii) if the stockholders of the Company shall approve a plan for the sale, lease, exchange or other disposition of all or substantially all the property and assets of the Company (unless such plan is subsequently abandoned);

provided, however, that this Section 8(b) shall not apply to accelerate the exercisability of any Option as a result of the distribution of all or part of the shares in the Company owned by Mego Financial to the stockholders of Mego Financial or to any of its affiliates, regardless of the manner in which such shares are distributed.

                  (c) Subject to the restrictions of Section 9, the Board may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option.

         9. Restrictions on Grant and Exercise of Options During Eighty Percent Period; Issuance of SARs in Tandem with Restricted Options.

                  (a) Options granted pursuant to the Plan may not be exercised at any time during the Eighty Percent Period without the prior written consent of the Eighty Percent Holder (the "Restricted Options"). An Optionee desiring to exercise Restricted Options must send written notice (the "Optionee's Notice") to the Company and the Eighty Percent Holder of his desire to

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exercise a Restricted Option. The Eighty Percent Holder shall, in its sole and absolute discretion, notify the Optionee in writing whether it will permit the exercise of all or a portion of a Restricted Option or require that the Restricted Option remain subject to the restrictions contained in this Section
9. In the event that the Eighty Percent Holder shall fail to provide its written consent within 10 days after receipt of the Optionee's Notice, the Optionee's request shall be deemed to have been denied.

                  (b) Each grant of a Restricted Option shall be accompanied by a grant of an SAR in tandem with the Restricted Option. If and only to the extent that any Optionee's request to exercise a Restricted Option is denied pursuant to Section 9(a), then the Optionee may exercise the SARs that were issued in tandem with the Restricted Option the exercise of which has been so denied. Upon the Optionee's exercise of an SAR, the Optionee shall be paid, in cash, an amount equal to the product of (i) the amount by which the Fair Market Value per share of Common Stock on the date on which the SAR is exercised exceeds the exercise price per share of Common Stock for the Restricted Option with which the SAR has been granted in tandem, multiplied by (ii) the number of shares subject to the SAR that have been exercised. Any exercise of an SAR by an Optionee shall only occur during the period beginning on the third business day following the release by the Company of its quarterly or annual financial results and ending on the last business day of the quarter in which such release was made. Upon an Optionee's exercise of an SAR, the Restricted Option with respect to which the SAR was issued in tandem shall terminate to the extent of the number of shares with respect to which the SAR was exercised.

                  (c) Each SAR issued in tandem with a Restricted Option may be exercised in the same manner and shall be subject to the same provisions and restrictions applicable to Options under this Plan. In the event that any Optionee's employment by the Company or any Subsidiary or service as a Director shall terminate, any SARs held by such Optionee on the date of termination may be exercised if and to the extent otherwise permitted under Section 9(b) hereof during the same period, by the same person or persons, and to the same extent as the Options with respect to which they were issued in tandem could have been exercised by such Optionee but for the restrictions set forth in Section 9(a).

                  (d) An Option shall cease to be subject to the restrictions set forth in Section 9(a), and thus shall cease to be a Restricted Option, upon the expiration of the Eighty Percent Period, at which time any unexercised SAR's issued in tandem with such Option shall terminate.

         10. Termination of Option Period.

                  (a) The unexercised portion of any Option granted to an Optionee who is not a Non-Employee Director shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) three months after the date on which the Optionee's employment with the Company and/or a Subsidiary is terminated for any reason other than by reason


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         of (A) Cause, which shall mean "Cause" under such Optionee's employment agreement, if any, and which, solely for purposes of this Plan, also shall mean the termination of the Optionee's employment with the Company and/or a Subsidiary (or, in the case of an Optionee who is a Director but not an employee of the Company or any Subsidiary, the removal of the Optionee as a Director) by reason of any act or any failure to act, by the Optionee that constitutes (1) misfeasance or malfeasance in connection with the performance by him of his duties and responsibilities as an employee or Director of the Company or any Subsidiary; (2) fraud, embezzlement or breach of trust;
         (3) any criminal act other than minor traffic infractions; or (4) the willful or knowing refusal by the Optionee to perform substantially all or any portion of his duties and responsibilities as an employee or Director of the Company or any Subsidiary; (B) the Optionee's mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Board, or
         (C) the Optionee's death;

                           (ii) immediately upon the termination of the Optionee's employment with the Company or a Subsidiary (or in the case of an Optionee who is a Director but not an employee of the Company or any Subsidiary, the removal of the Optionee as a Director) for Cause;

                           (iii) twelve months after the date on which the Optionee's employment with the Company or any Subsidiary, or service as a Director, is terminated by reason of mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Board; or

                           (iv) (A) twelve months after the date of the Optionee's death or (B) three months after the date of the Optionee's death if such death shall occur during the one year period specified in Subsection 10(a)(iii) hereof; provided, however, that the Board may provide for Restricted Options to terminate at such other times as the Board may, in its sole discretion, determine.

                  (b) The unexercised portion of any Option granted to an Optionee who is a Non-Employee Director shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

                           (i) immediately upon the termination of the Optionee's service as a Non-Employee Director for Cause, which shall mean the removal of the Optionee as a Director by reason of any act or any failure to act, by the Optionee that constitutes (A) misfeasance or malfeasance in connection with the performance by him of his duties and responsibilities as a Director; (B) fraud, embezzlement or breach of trust; (C) any criminal act other than minor traffic infractions; or
         (D) the willful or knowing refusal by the Optionee to perform substantially all or any portion of his duties and responsibilities as a Director;

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                           (ii) at the expiration of the term of the Option, if
         (A) the Optionee fails to be re-elected as a Non-Employee Director, notwithstanding the Optionee's willingness to serve as such, (B) the Optionee ceases to be a Non-Employee Director by reason of mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Board or (C) the Optionee ceases to be a Non-Employee Director as a result of his death.

                           (iii) three months after the date on which the Optionee's service as a Non-Employee Director is terminated for any reason other than a reason set forth in Subsections 10(b)(i) or 10(b)(ii) hereof.

                  (c) Notwithstanding the foregoing, the Board, in its sole discretion, may extend the term of any Non-Qualified Stock Option granted under the Plan.

                  (d) If the exercise term of an Option otherwise would expire while the Option is a Restricted Option, then neither the Option (nor the SAR issued in tandem therewith,) shall terminate until three months after the date on which the Option is no longer a Restricted Option.

                  (e) The Board, in its sole discretion, may by giving written notice (the "Cancellation Notice") cancel, effective upon the date of the consummation of any corporate transaction described in Subsections 8(b)(ii) or
(iii) hereof, any Option that remains unexercised on such date. Such Cancellation Notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         11. Adjustment of Shares.

                  (a) If at any time while the Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split-up, combination or exchange of Shares, then and in such event:

                           (i) appropriate adjustment shall be made in the maximum number of Shares available for grant under the Plan, so that the same percentage of the Company's issued and outstanding Shares shall continue to be subject to being so optioned; and

                           (ii) appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company's issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price.

                  (b) Subject to the specific terms of any Option, the Board may change the terms of Options outstanding under this Plan, subject to written approval of the Eighty Percent Holder during the Eighty Percent Period, including with respect to the option price or the number

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of Shares subject to the Options, or both, when, in the Board's sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsections 8(b)(ii) or (iii) hereof.

                  (c) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to the number of or exercise price of Shares then subject to outstanding Options granted under the Plan.

                  (d) Without limiting the generality of the foregoing, the existence of outstanding Options granted under the Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company; (iii) any issue by the Company of debt securities or preferred or preference stock that would rank above the Shares subject to outstanding Options; (iv) the dissolution or liquidation of the Company; (v) any sale, transfer or assignment of all or any part of the assets or business of the Company; or (vi) any other corporate act or proceeding, whether of a similar character or otherwise; although the foregoing shall remain subject to the provisions in the Company's Amended and Restated Certificate of Incorporation.

         12. Transferability of Options.

                  (a) No Incentive Stock Option, and unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act no Non-Qualified Stock Option, shall be subject to alienation, assignment, pledge, charge or other transfer other than by the Optionee by will or the laws of descent and distribution, and any attempt to make any such prohibited transfer shall be void. Each Option shall be exercisable during the Optionee's lifetime only by the Optionee, or in the case of a Non-Qualified Stock Option that has been assigned or otherwise transferred with the Board's prior written consent, only by the assignee consented to by the Board.

                  (b) Unless the Board's prior written consent is obtained and the transaction does not violate the requirements of Rule 16b-3 promulgated under the Exchange Act, no Shares acquired by an Officer, as that term is defined under Rule 16b-3, of the Company or Director pursuant to the exercise of an Option may be sold, assigned, pledged or otherwise transferred prior to the expiration of the six-month period following the date on which the Option was granted.


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         13. Issuance of Shares.

                  (a) Notwithstanding any other provision of this Plan, the Company shall not be obligated to issue any Shares unless it is advised by counsel of its selection that it may do so without violation of the applicable Federal and State laws pertaining to the issuance of securities, and may require any stock so issued to bear a legend, may give its transfer agent instructions, and may take such other steps, as in its judgment are reasonably required to prevent any such violation.

                  (b) As a condition of any sale or issuance of Shares upon exercise of any Option, the Board may require such agreements or undertakings, if any, as the Board may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

                           (i) a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

                           (ii) a representation, warranty and/or agreement to be bound by any legends that are, in the opinion of the Board, necessary or appropriate to comply with the provisions of any securities law deemed by the Board to be applicable to the issuance of the Shares and are endorsed upon the Share certificates.

         14. Administration of the Plan.

                  (a) Except as set forth in Section 14(b) below, the Plan shall be administered by the Board.

                  (b) In the case of Options granted to Covered Employees, the Plan shall be administered by the Committee, which shall consist of not less than two Directors, each of whom shall be Outside Directors. In the case of Options granted to Covered Employees, the Committee shall have all of the powers of the Board with respect to the Plan and all references herein to the Board shall refer to the Committee with respect to the Options granted by the Committee. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board, and any vacancy occurring in the membership of the Committee may be filled by appointment of the Board.

                  (c) The Board, from time to time, may adopt rules and regulations for carrying out the purposes of the Plan. The Board's determinations and its interpretation and construction of any provision of the Plan shall be final and conclusive.


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                  (d) Any and all decisions or determinations of the Board shall be made either (i) by a majority vote of the members of the Board at a meeting or (ii) without a meeting by the unanimous written approval of the members of the Board.

         15. Incentive Options for 10% Stockholders. Notwithstanding any other provisions of the Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its parent or subsidiary, as those terms are defined in Section 424 of the Code, at the date of grant) unless the option price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         16. Interpretation.

                  (a) As it is the intent of the Company that the Plan comply in all respects with Rule 16b-3 promulgated under the Exchange Act ("Rule 16b-3"), any ambiguities or inconsistencies in construction of the Plan shall be interpreted to give effect to such intention, and if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3. The Board may from time to time adopt rules and regulations under, and amend, the Plan in furtherance of the intent of the foregoing.

                  (b) The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as Incentive Stock Options under section 422 of the Code. If any provision of the Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, but instead the Plan shall be construed and enforced as if such provision had never been included in the Plan.

                  (c) This Plan shall be governed by the laws of the State of Delaware.

                  (d) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan.

                  (e) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

         17. Amendment and Discontinuation of the Plan. The Board may from time to time amend the Plan or any Option granted hereunder which is not granted to or held by a Covered Employee. Additionally, the Committee may from time to time amend any Option granted to or held by a Covered Employee.
Notwithstanding the foregoing, except to the extent provided in Section 11, no such amendment may, without approval by the stockholders of the Company,


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


(i) increase the number of securities which may be issued under the Plan, (ii) modify the requirements as to eligibility for participation in the Plan or (iii) increase the aggregate number of Options that may be granted to any one Optionee; provided, however, that, except to the extent provided in Section 10, no amendment or suspension of the Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

         18. Effective Date and Termination Date. The Plan shall be effective upon the Effective Date and shall terminate on the 10th anniversary of the Effective Date.


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